CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS [Abstract]
Net Loss	$ (10,352)	$ (95,306)	$ (204,969)
Other Comprehensive Loss
Translation Differences	(498)	(172)	110
Unrealized (Loss) Gain on Defined Benefit plan	420	40	(260)
Other Comprehensive Loss	(78)	(132)	(150)
Total Comprehensive (Loss)/Income	$ (10,430)	$ (95,438)	$ (205,119)